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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934




Date of Report (Date of earliest event reported)         JULY 2, 2001
                                                 -------------------------------

                                TETRA TECH, INC.
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             (Exact name of registrant as specified in its charter)





          DELAWARE                    0-19566                95-4148514
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      (State or other               (Commission           (I.R.S. Employer
        jurisdiction               File Number)          Identification No.)
      of incorporation)





        670 N. ROSEMEAD BOULEVARD, PASADENA, CALIFORNIA 91107-2190
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           (Address of principal executive offices)     (Zip Code)



Registrant's telephone number, including area code      (626) 351-4664
                                                   -----------------------------



                                 NOT APPLICABLE
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

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ITEM 5. OTHER EVENTS

         On July 2, 2001, Tetra Tech, Inc. ("Tetra Tech") announced updated guidance for its third fiscal quarter ended July 1, 2001. Tetra Tech's press release, dated July 2, 2001, titled "Tetra Tech Updates Guidance for Third Quarter Based on Charge for Metricom Work" is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         99.1 Press Release titled "Tetra Tech Updates Guidance for Third Quarter Based on Charge for Metricom Work" dated July 2, 2001.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date: July 6, 2001


                                           TETRA TECH, INC.


                                           By: /s/ JAMES M. JASKA
                                               ---------------------------------
                                               James M. Jaska
                                               Executive Vice President and
                                               Chief Financial Officer

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